Exhibit 10.5.4

FOURTH AMENDMENT TO TRADEMARK LICENSE AGREEMENT

THIS FOURTH AMENDMENT TO TRADEMARK LICENSE AGREEMENT (this “Amendment”), entered into and effective as of December 8, 2015 (the “Amendment Effective Date”), by and between ESH STRATEGIES BRANDING LLC, a Delaware limited liability company (“Licensor”), and ESA P PORTFOLIO OPERATING LESSEE LLC, a Delaware limited liability company (“Licensee”).

W I T N E S S E T H:

WHEREAS Licensor and Licensee are parties to that certain Trademark License Agreement dated October 8, 2010, as amended by (a) that certain First Amendment to Trademark License Agreement dated November 30, 2012, (b) that certain Second Amendment to Trademark License Agreement dated December 13, 2012 and (c) that certain Third Amendment to Trademark License Agreement dated July 28, 2014 (collectively, as amended, the “Original Trademark License Agreement”); and

WHEREAS Licensor and Licensee each wish to further amend the Original Trademark License Agreement as set forth below and acknowledge the automatic termination of the Original Trademark License Agreement with respect to the properties listed on Schedule III attached hereto.

NOW, THEREFORE, in consideration of the foregoing recitals and the premises and the mutual covenants herein contained, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties agree as follows:

1. All capitalized terms used herein but not defined shall have the meanings ascribed to them in the Original Trademark License Agreement.

2. Schedule A of the Original Trademark License Agreement is hereby deleted in its entirety and replaced with the Marks listed on Schedule I attached hereto.

3. Schedule B of the Original Trademark License Agreement is hereby deleted in its entirety and replaced with the Websites listed on Schedule II attached hereto.

4. Pursuant to Article 6 of the Original Trademark License Agreement, it is hereby acknowledged and agreed that the Original Trademark License Agreement is terminated with respect to the properties listed on Schedule III attached hereto and such properties are automatically released and therefore deleted from Schedule C of the Original Trademark License Agreement.

5. Except as expressly set forth in this Amendment, the Original Trademark License Agreement continues and remains unmodified and in full force and effect, and the Original Trademark License Agreement as hereby amended is ratified and confirmed.

6. All references in the Original Trademark License Agreement to “this Agreement” shall hereafter be deemed to refer to the Original Trademark License Agreement as amended by this Amendment.

7. This Amendment may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

IN WITNESS WHEREOF, Licensor and Licensee have caused this Amendment to be duly executed on their behalf in the manner legally binding upon them.

LICENSOR:

ESH STRATEGIES BRANDING LLC, a Delaware limited liability company

By:	/s/ John R. Dent
Name:	John R. Dent
Title:	Vice President and Secretary

[Signatures continue on the following page]

[Signature Page to Fourth Amendment to Trademark License Agreement]

LICENSEE:

ESA P PORTFOLIO OPERATING LESSEE LLC, a Delaware limited liability company

By:	/s/ John R. Dent
Name:	John R. Dent
Title:	Vice President and Secretary

[Signature Page to Fourth Amendment to Trademark License Agreement]

SCHEDULE I

Marks

Mark	Registration/(Serial No.)	Jurisdiction
THE AFFORDABLE WAY TO STAY AND STAY® (Words Only)	2157712 (SN 75204224)	United States

EXTENDED STAY AMERICA EFFICIENCY STUDIOS® (Words Only)	2113801 (SN 75153371)	United States

EXTENDED STAY AMERICA EFFICIENCY STUDIO® (with design) ®	2113800 (SN 75153370)	United States

EXTENDED STAY AMERICA EFFICIENCY STUDIOS & E DESIGN ®	2157547 (SN 75153369)	United States

EXTENDED STAY AMERICA® (Words Only)	2021504 Supplemental Register (SN 74677537)	United States

EXTENDED STAY AMERICA® (Words Only)	2457084 (SN 75932228)	United States

EXTENDED STAY AMERICA WITH LOGO SM	3496984 (SN: 78496405)	United States

EXTSTAY.COM® (Words Only)	3055797 (SN: 76268139)	United States

ROAD WARRIORS® (Words Only)	2456070 (SN: 75673896)	United States

STUDIO PLUS® (Words Only)	1509652 (SN: 73710836)	United States

SCH: I-1

STUDIO PLUS®	3067826 (SN 78555208)	United States

STUDIOPLUS DELUXE STUDIOS® (Words Only)	2304753 (SN: 75432904)	United States

STUDIO PLUS DELXUE STUDIOS & DESIGN	8578736 (SN. 85787836)	United States

STUDIOPLUS (Stylized) ®	2116171 (SN: 75204429)	United States

EXTENDED STAY DELUXE®	3016461 Supplemental Register (SN: 78484532)	United States

EXTENDED STAY DELUXE	4104698 (SN: 85321130)	United States

EXTENDED STAY DELUXE WITH LOGO ®	3198051 (SN: 78496376)	United States

HOMESTEAD STUDIO SUITES® (Words Only)	2564446 (SN: 76047353)	United States

HOMESTEAD STUDIO SUITES WITH DESIGN	3095003 (SN 78475869)	United States

SCH: I-2

HOMESTEAD SUITES WITH DESIGN	3450814 (SN 78487214)	United States
SUITE OFFERS®	3004515 (SN 78518737)	United States
1-800-EXSTAY ®	3122763 (SN 78519073)	United States

1-888-STAY-HSD®	3125821 (SN 78519087)	United States

SM	3450820 (SN 78496525)	United States

EXTENDED STAY HOTELS WITH LOGO®	3103158 (SN 78496481)	United States
Extended Stay Deluxe Hotel	3560270 (SN 77474721)	United States

SCH: I-3

A Room. A Kitchen. A Reasonable Price.®	3006021 (SN 78500004)	United States

You go the distance. We do the same.®	3028288 (SN 78499798)	United States

HOMETOWN INN ® (Words Only)	2459037 (SN 75668306)	United States

YOUR PERFECT PLACE FOR AN EXTENDED STAY® (Words Only)	1513046 (SN 73714818)	United States

HOMESTEAD VILLAGE® (Words Only)	1819557 (SN 74226559)	United States

HOMESTEAD VILLAGE WITH DESIGN ®	3072952 (SN 78489484)	United States

HOMESTEAD GUEST STUDIOS® (Words Only)	2504937 (SN 75515321)	United States

HOMESTEAD INSTEAD ® (Words Only)	2482936 (SN 75578720)	United States

HOMESTEAD EXTENDED STAY LODGING® (Words Only)	2715925 (SN 75515320)	United States

DELUXE MORNINGS ®	3340696 (SN 77029962)	United States

DELUXE ESSENTIALS ®	3340697 (SN 77029970)	United States

EXTENDED STAY HOTELS (stylized and/or with design mark)	4041378 (SN 85260560)	United States

SCH: I-4

extended STAY AMERICA (stylized and/or with design mark)	4274227 (SN 85462184)	United States

extended STAY AMERICA (stylized and/or with design mark)	4274226 (SN 85462178)	United States
	4274225 (SN 85462171)	United States

extended STAY AMERICA (stylized and/or with design mark)	4274224 (SN 85462167)	United States
extended STAY AMERICA (stylized and/or with design mark)	4274223 (SN 85462158)	United States
	4167398 (SN 85462138)	United States

AWAY FROM HOME COOKING	4,679,420 (SN 85901119)	United States

AWAY FROM HOME COOKING	4,581,182 (SN 85901122)	United States

ESA-LIST	(SN 85838910)	United States

SCH: I-5

Card design gray	(SN 86114039)	United States
Card design green	4680620 (SN 86114040)	United States

INSTANT REWARDS - NO POINTS NEEDED	(SN 86/472530)	United States

EXTENDED PERKS	(SN 86/442547)	United States

EXTENDED PERK$	(SN 86/443793)	United States

A KITCHEN, A GREAT PRICE, THE HOTEL THAT’ JUST RIGHT	(SN 86/273272)	United States
	(SN 86/392963)	United States

SCH: I-6

BAKER & BREWER	(SN 86/392967)	United States

HOTEL KEYS OF HOPE	(SN 86/679331)	United States

HOTEL KEYS OF HOPE	(SN 86/678470)	United States

INSTANT REWARDS - NO POINTS REQUIRED	(SN 86/678483)	United States

A STAY THAT MAKES A DIFFERENCE	(SN 86795759)	United States
Star Logo (Green)	903347	Canada
Star Logo (black)	903348	Canada

Extended Stay Canada	906200	Canada

EXTENDED STAY DELUXE SM	TMA736065	Canada

EXTENDED STAY DELUXE WITH CLUSTER E LOGO	737259	Canada

EXTENDED STAY AMERICA (Canada)	TMA 562,533	Canada

EXTENDED STAYAMERICA EFFICIENCY STUDIOS (Canada)	TMA 562,627	Canada

EXTENDED STAYAMERICA EFFICIENCY STUDIOS & DESIGN (Canada)	TMA 562, 596	Canada

PORTICO (Canada)	TMA 562,605	Canada

Extended Stay Deluxe Hotel (Canada)	802,135	Canada

SCH: I-7

SCHEDULE II

Websites

esa.com

esahotels.com

extendedstay.mobi

extendedstayamarica.com

extendedstayamerica.net

extendedstayamericahotels.com

extendedstayamericas.com

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extendedstaydelux.com

extendedstaydeluxehotels.com

extendedstaydeluxemotels.com

extendedstaydeluxestudios.com

extendedstaydeluxesuites.com

extentedstaystudiosuites.com

homesteaddeluxe.com

homesteaddeluxehotel.com

extstay.tel

homestead.tel

homesteaddeluxe.tel

homesteaddeluxestudios.tel

homesteaddeluxesuites.tel

homesteadhotels.tel

homesteadstudios.tel

homesteadstudiosuites.tel

homesteadsuites.tel

studioplus.tel

1800ext-stay.com

exstay.net

exstayamerica.com

extended-stay.com

extendedstayamerca.com

extendedstayameric.com

extendedstayamericaefficiency.com

extendedstayamericaefficiencystudios.com

extendedstayamericana.com

extendedstayamericastudios.com

extendedstayeconomy.com

extendedstaymilitary.com

extendedstaymotel.com

extendedstaymotels.com

extendedstayplus.com

extendedstayplushotels.com

extendedstayselect.com

SCH: II-1

extendedstaystudiosuites.com

extendedstaysuite.com

homesteadstudios.com

homesteadsuitehotel.com

homesteadsuiteshotel.com

homesteadsuiteshotels.com

roadwarriors.com

studioplusdeluxe.com

suitesavings.com

usaesa.com

xtendedstayamerica.com

extendedstayamerica0011.com

extendedstayamericaonline.com

extendedstaydeluxe.net

extendedstaydeluxeonline.com

extendedstayamerica.com

extstay.com

stayextended.com

extended-stay-america.net

homestead-deluxe-suites.biz

homestead-deluxe-suites.com

homestead-deluxe-suites.info

homestead-deluxe-suites.net

homestead-deluxe-suites.org

homestead-deluxe.biz

homestead-deluxe.com

homestead-deluxe.info

homestead-deluxe.net

homestead-deluxe.org

homestead-suite.biz

homestead-suite.com

homestead-suite.info

homestead-suite.net

homestead-suite.org

homestead-suites-deluxe.biz

homestead-suites-deluxe.com

homestead-suites-deluxe.info

homestead-suites-deluxe.net

homestead-suites-deluxe.org

homestead-suites.biz

homestead-suites.info

homestead-suites.net

homestead-suites.org

homesteadhotelssuites.biz

SCH: II-2

homesteadhotelssuites.info

homesteadhotelssuites.net

homesteadhotelssuites.org

homesteadhotelsuites.biz

homesteadhotelsuites.info

homesteadhotelsuites.net

homesteadhotelsuites.org

homesteadsuitehotel.biz

homesteadsuitehotel.info

homesteadsuitehotel.net

homesteadsuitehotel.org

homesteadsuiteshotel.biz

homesteadsuiteshotel.info

homesteadsuiteshotel.net

homesteadsuiteshotel.org

homesteadsuiteshotels.biz

homesteadsuiteshotels.info

homesteadsuiteshotels.net

extededstayamerica.com

extendedstay-america.com

wwwextendedstayamerica.com

extendedstayamericacoupons.net

homesteadstudiosuite.com

studioplusdallas-arlington.com

wwwextendedstaydeluxe.com

extendedstayamericahotels.net

esaarmylodging.com

extendedstayinterns.com

extendedstayamericacoupons.com

homesteadhotel.mobi

homesteadhoteldeluxe.com

homesteadhotelsuite.com

homesteadstudio.mobi

homesteadstudios.mobi

homesteadsuite.mobi

extendedstayamericahotel.com

famousroadwarrior.com

famousroadwarriors.com

warrioroftheroad.com

extendedstayamericachicago.info

extendedstayhotelphoenix.info

extendedstaymotelsamerica.com

extendedstayamericachicago.com

extendedstayamericahouston.com

SCH: II-3

extendedstayamericanashville.com

extendedstayamericaphoenix.com

extendedstayamericasanjose.com

extendedstaysamerica.com

extendedestayamerica.com

extendedstayamericabeaverton.com

extendedstayamericahotels.info

extendedstayamericaportland.com

extendedstayamericasalem.com

homesteadsuites.us

homesteadsuitestoday.com

extendedstaysuites.org

relohotels.com

army-hotels.com

esa-army.com

esa-armyhotels.com

esa-armylodging.com

esa-armyus.com

esa-armyusa.com

esa-usarmyhotels.com

esaarmy-hotels.com

esaarmy.com

esaarmyhotels.com

esaarmyus.com

esaarmyusa.com

esamilitary.com

esasuites.com

esausarmy.com

esausarmyhotels.com

estadiaextendida.com

estadiaextendidaaamerica.com

estadiaextendidadelujo.com

estadiaextendidahotel.com

estadiaextendidahoteles.com

estadiasextendidas.com

estudioshomestead.com

exstay.biz

exstay.cc

exstay.us

exstayamerica.biz

exstayamerica.cc

exstayamerica.net

exstayamerica.us

ext-stay.biz

SCH: II-4

ext-stay.cc

ext-stay.com

ext-stay.net

ext-stay.us

extcorp.com

extended-stay.biz

extended-stay.cc

extended-stay.net

extended-stay.us

extendedstay-army.com

extendedstay-armyhotels.com

extendedstay-armylodging.com

extendedstay-armyus.com

extendedstay-armyusa.com

extendedstay-usarmy.com

extendedstay-usarmyhotels.com

extendedstayamerica.biz

extendedstayamerica.us

extendedstayamericaefficiency.biz

extendedstayamericaefficiency.cc

extendedstayamericaefficiency.net

extendedstayamericaefficiency.us

extendedstayamericaefficiencystudios.biz

extendedstayamericaefficiencystudios.cc

extendedstayamericaefficiencystudios.net

extendedstayamericaefficiencystudios.us

extendedstayamericastudios.biz

extendedstayamericastudios.cc

extendedstayamericastudios.net

extendedstayamericastudios.us

extendedstayarmy.com

extendedstayarmyhotels.com

extendedstayarmylodging.com

extendedstayarmyus.com

extendedstayarmyusa.com

extendedstaydeluxelodging.com

extendedstayinfo.com

extendedstayinterns.net

extendedstaypluslodging.com

extendedstayplusmotels.com

extendedstayplusstudios.com

extendedstayplussuites.com

extendedstaysavers.com

extendedstayselecthotels.com

SCH: II-5

extendedstayselectlodging.com

extendedstayselectmotels.com

extendedstayselectstudios.com

extendedstayselectsuites.com

extendedstayspecials.com

extendedstaysteals.com

extendedstaysuites.com

extendedstayusarmy.com

extendedstayusarmyhotels.com

extendedstayvalue.com

extendedstayvaluehotel.com

extendedstayvaluehotels.com

extstay.biz

extstay.cc

extstay.net

extstay.us

extstayamerica.biz

extstayamerica.cc

extstayamerica.com

extstayamerica.net

extstayamerica.us

extstaydeals.com

goarmyesa.com

goarmyesahotels.com

goarmyhotels.com

goarmylodging.com

gomilitaryesa.com

gomilitaryesahotels.com

homesteadhoteles.com

homesteadlodging.com

homesteadstudios.net

homesteadstudiosuiteshotels.com

hotelesestadiaextendida.com

hoteleshomestead.com

hotelestadiaextendida.com

hotelestadiasextendidas.com

hoteltravelertips.com

internstudios.com

militaryesa.com

militaryextendedstayamerica.com

stayhsd.com

stayhsd.net

studioplus.biz

studioplus.cc

SCH: II-6

studioplus.us

studioplusdeluxe.biz

studioplusdeluxe.cc

studioplusdeluxe.us

studioplusdeluxestudios.biz

studioplusdeluxestudios.cc

studioplusdeluxestudios.net

studioplusdeluxestudios.us

studioplusdexluxe.biz

studioplusdexluxe.cc

studioplusdexluxe.net

studioplusdexluxe.us

usaextendedstay.com

xstay.biz

xstay.cc

xstay.net

xstay.us

xtended-stay.biz

xtended-stay.cc

xtended-stay.com

xtended-stay.net

xtended-stay.us

xtendedstay.us

xtendedstayamerica.biz

xtendedstayamerica.cc

xtendedstayamerica.net

xtendedstayamerica.us

extended-stay-hotels-fort-worth.com

extendedstayamerica.info

extendstayamerica.com

homesteadstudiosites.com

roomsforinterns.com

veryclean.com

roadwarriortips.com

staynormal.net

nihinterns.com

staynormal.com

nihinterns.net

nihinterns.org

passionatelypractical.biz

passionatelypractical.ca

passionatelypractical.co

passionatelypractical.info

passionatelypractical.mobi

SCH: II-7

passionatelypractical.net

passionatelypractical.org

passionatelypractical.tv

passionatelypractical.us

roadwarrioraccommodations.com

roadwarriorhotels.com

roadwarriorlodging.com

roadwarriorsuites.com

passionatelypractical.co.uk

passionatelypractical.com

1800extstay.com

aboutstay.com

awayfromhomecooking.com

eshhospitality.com

extendedstaycanada.ca

esa-armyusa.xxx

esa-hotels.com

esa-list.biz

esa-list.co

esa-list.com

esa-list.info

esa-list.net

esa-list.org

esa-list.us

esa-list.xxx

esa-usarmy.com

esa-usarmy.xxx

esahotel.com

esalist.biz

esalist.co

esalist.com

esalist.info

esalist.net

esalist.org

esalist.us

esalist.xxx

eshhospitality.net

extended-perks.com

extendedperks.com

extendedperksrewards.com

extendedstayamericabeaverton.xxx

extendedstayca.com

extendedstaycanada.asia

extendedstaycanada.biz

SCH: II-8

extendedstaycanada.co

extendedstaycanada.mobi

extendedstaycanada.net

extendedstaycanada.org

extendedstaycanada.pro

extendedstaycanada.tv

extendedstaycanada.us

extendedstaycanada.us.com

extendedstayhotel.biz

extendedstayhotel.org

extendedstayhotel.us

openourfridge.com

openourfridge.net

praticaltraveler.com

praticaltraveler.net

eshhospitality.info

extended-stay-suites.org

extendedstaycanada.co.uk

extendedstaycharlottenc.com

extendedstayjacksonvillefl.com

1800EXTSTAY.PW

1800EXT-STAY.PW

ESAHOTELS.PW

esahotels.travel

ESD.TRAVEL

ESTADIAEXTENDIDA.COM.MX

ESTADIAEXTENDIDA.MX

EXSTAY.PW

EXTENDEDSTAY.CM

EXTENDEDSTAY.CO

EXTENDEDSTAY.COM.MX

EXTENDEDSTAY.MX

EXTENDEDSTAY.PW

EXTENDEDSTAY.TRAVEL

EXTENDEDSTAYAMARICA.PW

EXTENDEDSTAYAMERICA.CM

EXTENDEDSTAYAMERICA.CO

EXTENDEDSTAYAMERICA.COM.MX

EXTENDEDSTAYAMERICA.MX

EXTENDEDSTAYAMERICA.PW

EXTENDEDSTAYAMERICA.TRAVEL

EXTENDEDSTAYAMERICAHOTEL.PW

EXTENDEDSTAYAMERICAHOTELS.PW

extendedstayamericahotels.travel

SCH: II-9

EXTENDEDSTAYAMERICAS.PW

EXTENDEDSTAYAMERICASUITES.PW

EXTENDEDSTAYDELUX.PW

EXTENDEDSTAYDELUXE.CM

EXTENDEDSTAYDELUXE.CO

EXTENDEDSTAYDELUXE.COM.MX

EXTENDEDSTAYDELUXE.MX

EXTENDEDSTAYDELUXE.PW

EXTENDEDSTAYDELUXE.TRAVEL

EXTENDEDSTAYDELUXEHOTELS.PW

extendedstaydeluxehotels.travel

EXTENDEDSTAYDELUXEMOTELS.PW

EXTENDEDSTAYDELUXESTUDIOS.PW

EXTENDEDSTAYDELUXESUITES.PW

EXTENDEDSTAYHOTEL.CO

EXTENDEDSTAYHOTELS.CM

EXTENDEDSTAYHOTELS.CO

EXTENDEDSTAYHOTELS.COM.MX

EXTENDEDSTAYHOTELS.MX

EXTENDEDSTAYHOTELS.PW

EXTENDEDSTAYHOTELS.TRAVEL

EXTENDED-STAY-SUITES.PW

EXTENTEDSTAYSTUDIOSUITES.PW

HOMESTEADDELUXE.PW

HOMESTEADDELUXEHOTEL.PW

HOMESTEADDELUXEHOTELS.PW

HOMESTEADDELUXESUITE.PW

HOMESTEADDELUXESUITES.PW

HOMESTEADELUXE.PW

HOMESTEADEXTENDEDSTAYHOTEL.PW

HOMESTEADHOTEL.PW

HOMESTEADHOTELS.CM

HOMESTEADHOTELS.CO

HOMESTEADHOTELS.COM.MX

HOMESTEADHOTELS.MX

HOMESTEADHOTELS.PW

HOMESTEADHOTELS.TRAVEL

HOMESTEADHOTELSSUITES.PW

HOMESTEADSTUDIOSUITEHOTELS.PW

HOMESTEADSTUDIOSUITES.CO

HOMESTEADSTUDIOSUITES.PW

HOMESTEADSTUDIOSUITES.TRAVEL

HOMESTEADSUITEHOTELS.PW

HOMESTEADSUITES.CM

SCH: II-10

HOMESTEADSUITES.CO

HOMESTEADSUITES.COM.MX

HOMESTEADSUITES.MX

HOMESTEADVILLAGE.PW

HOTELESESTADIAEXTENDIDA.COM.MX

HOTELESESTADIAEXTENDIDA.MX

ROADWARRIORTIPS.TRAVEL

STUDIOPLUS.CM

STUDIOPLUS.CO

STUDIOPLUS.COM.MX

STUDIOPLUS.MX

STUDIOPLUS.PW

STUDIOPLUS.TRAVEL

STUDIOPLUSDELUXE.PW

STUDIOPLUSDELUXESTUDIOS.PW

STUDIOPLUSDEXLUXE.PW

STUDIOPLUSSUITES.PW

SUITEHOMESTEAD.PW

SUITESHOMESTEAD.PW

THEHOMESTEADSUITE.PW

THEHOMESTEADSUITES.PW

WWWEXTENDEDSTAY.PW

WWWSTUDIOPLUS.PW

army-hotels.sx

esaarmy.sx

esa-army.sx

esaarmyhotels.sx

esaarmy-hotels.sx

esa-armyhotels.sx

esaarmylodging.sx

esa-armylodging.sx

esaarmyus.sx

esa-armyus.sx

esaarmyusa.sx

esa-armyusa.sx

esahotel.sx

esahotels.sx

esamilitary.sx

esasucks.sx

esasuites.sx

esausarmy.sx

esausarmyhotels.sx

esa-usarmyhotels.sx

esd.sx

SCH: II-11

esdhotels.sx

estadiaextendida.sx

estadiaextendidaaamerica.sx

estadiaextendidadelujo.sx

estadiaextendidahotel.sx

estadiaextendidahoteles.sx

estadiasextendidas.sx

estudioshomestead.sx

exstay.sx

exstayamerica.sx

extcorp.sx

extendedhotelusa.sx

extendedstay.sx

extended-stay.sx

extendedstayamarica.sx

extendedstayamerca.sx

extendedstayameric.sx

extendedstay-america.sx

extendedstayamerica0011.sx

extendedstayamericaefficiency.sx

extendedstayamericahotels.sx

extendedstayamericahotelsuck.sx

extendedstayamericana.sx

extendedstayamericaonline.sx

extendedstayamericaportland.sx

extendedstayamericas.sx

extendedstayamericasalem.sx

extendedstayamericastudios.sx

extendedstayamericasucks.sx

extendedstayamericasuites.sx

extendedstayarmy.sx

extendedstay-army.sx

extendedstayarmyhotels.sx

extendedstay-armyhotels.sx

extendedstayarmylodging.sx

extendedstay-armylodging.sx

extendedstayarmyus.sx

extendedstay-armyus.sx

extendedstayarmyusa.sx

extendedstay-armyusa.sx

extendedstaydelux.sx

extendedstaydeluxehotels.sx

extendedstaydeluxelodging.sx

extendedstaydeluxemotels.sx

SCH: II-12

extendedstaydeluxeonline.sx

extendedstaydeluxestudios.sx

extendedstaydeluxesuites.sx

extendedstaydeluzehotels.sx

extendedstayeconomy.sx

extendedstayhotel.sx

extendedstayhotels.sx

extendedstaymilitary.sx

extendedstaymotel.sx

extendedstaymotels.sx

extendedstayplus.sx

extendedstayplushotels.sx

extendedstaypluslodging.sx

extendedstayplusmotels.sx

extendedstayplusstudios.sx

extendedstayplussuites.sx

extendedstaysavers.sx

extendedstayselect.sx

extendedstayselecthotels.sx

extendedstayselectlodging.sx

extendedstayselectmotels.sx

extendedstayselectstudios.sx

extendedstayselectsuites.sx

extendedstayspecials.sx

extendedstaysteals.sx

extendedstaystudiosuites.sx

extendedstaysuite.sx

extendedstaysuites.sx

extendedstayusa.sx

extendedstayusarmy.sx

extendedstay-usarmy.sx

extendedstayusarmyhotels.sx

extendedstay-usarmyhotels.sx

extendedstayvalue.sx

extendedstayvaluehotel.sx

extendedstayvaluehotels.sx

extendstayamerica.sx

extentedstaystudiosuites.sx

extstay.sx

ext-stay.sx

extstayamerica.sx

extstaydeals.sx

homesteadhotel.sx

homesteadhotels.sx

SCH: II-13

homesteadstudiohotels.sx

homesteadstudios.sx

ihateesa.sx

ihateextendedstayamericahotels.sx

passionatelypractical.sx

studioplushotels.sx

studioplususa.sx

veryclean.sx

warrioroftheroad.sx

wwwextendedstay.sx

wwwextendedstayamerica.sx

xstay.sx

xtendedstay.sx

xtended-stay.sx

xtendedstayamerica.sx

SCH: II-14

SCHEDULE III

Properties

	State	Site #	Address
19	AZ	851	4861 W. McDowell Rd., Phoenix, AZ
23	AZ	979	4800 S. Butterfield Dr., Tucson, AZ
26	AZ	9602	2102 West Dunlap Ave, Phoenix, AZ
31	AZ	9802	11211 N. Black Canyon Hwy, Phoenix, AZ
42	CA	421	11299 Point East Dr., Rancho Cordova, CA
61	CA	8525	3460 W. Shaw Ave., Fresno, CA
123	CO	885	4850 Leetsdale Dr., Glendale, CO
125	CO	994	715 Kipling St., Lakewood, CO
126	CO	7502	3490 Afternoon Cr, Colorado Springs, CO
127	CO	7508	8750 Grant St, Thornton, CO
128	CO	7513	3705 N Chambers Rd., Aurora, CO
153	FL	1510	3031 West Commercial Blvd., Fort Lauderdale, FL
154	FL	1546	12358 E. Colonial Dr., Orlando, FL
202	GA	991	6295 Jimmy Carter Blvd., Norcross, GA
203	GA	992	200 Lawrenceville St., Norcross, GA
205	GA	996	474 W. Pike St., Lawrenceville, GA
670	GA	9648	7049 Jimmy Carter Blvd., Norcross, GA
235	IL	753	1177 S Northpoint Blvd., Waukegan, IL
272	KS	995	9775 Lenexa Dr, Lenexa, KS
278	KY	1	2750 Gribbin Dr., Lexington, KY
281	KY	5	1401 Browns Lane, Louisville, KY
288	LA	985	3070 E. Texas St., Bossier City, LA
289	LA	986	104 Mallard Rd., Sulphur, LA
291	LA	6002	11140 Boardwalk Dr., Baton Rouge, LA
310	MI	527	11808 Middlebelt Rd., Livonia, MI
339	MO	16	155 Chapel Ridge Rd, Hazelwood, MO
345	MO	562	14800 East 42nd St., Independence, MO
346	MO	691	6065 N. Lindbergh Blvd., Hazelwood, MO
349	MO	6048	4301 N. Corrington Ave, Kansas City, MO
378	NC	1500	7910 N. Point Blvd., Winston-Salem, NC
379	NC	1514	5008 NC 55, Durham, NC
393	NJ	454	2868 Route 73 North, Maple Shade, NJ
412	NM	413	5020 Ellison NE, Albuquerque, NM
417	NV	861	4240 Boulder Highway, Las Vegas, NV
432	OH	3	11645 Chesterdale Rd., Springdale, OH
445	OH	555	11457 Chester Rd., Sharonville, OH
468	OR	838	520 Harlow Rd., Springfield, OR

SCH: III-1

469	OR	7003	3535 Fisher Rd NE, Salem, OR
495	SC	100	130 Mobile Dr., Spartanburg, SC
652	TN	163	1210 Murfreesboro Rd., Nashville, TN
655	TN	450	5885 Shelby Oaks Dr., Memphis, TN
510	TX	6005	5959 Guhn Rd, Houston, TX
512	TX	6012	2130 Hwy 6 South, Houston, TX
514	TX	6022	2544 US Hwy 67, Mesquite, TX
517	TX	6028	12621 Hymeadow Rd., Austin, TX
520	TX	6037	3440 W. Walnut Hill Dr, Irving, TX
537	TX	6086	3804 Tanacross Dr., Fort Worth, TX
551	TX	9707	17425 Dallas Pkwy, Dallas, TX
573	UT	9717	5683 South Redwood Rd., Salt Lake City, UT
607	WA	817	12803 E. Sprague Ave., Spokane, WA
611	WA	7010	25104 Pacific Hwy South, Kent, WA
612	WA	7011	2101 N. Meridian, Puyallup, WA
613	WA	7018	8801 South Hosmer St., Tacoma, WA

SCH: III-2